Exhibit 10.22
FTS Contract No. 71658
SERVICE AGREEMENT
(APPLICABLE TO RATE SCHEDULE FTS)
This Agreement (“Agreement”) is made and entered into this 1st day of September, 2008, by and between Enbridge Pipelines (Midla) L.L.C., a Delaware Corporation (herein called “Pipeline”), and Enbridge Marketing (US), LP herein called “Customer” whether one or more persons).
In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:
ARTICLE I
SCOPE OF AGREEMENT
1.1	Subject to the terms, conditions and limitations hereof and of Pipeline’s Rate Schedule FTS, Pipeline agrees to receive from or for Customer for transportation on a firm basis quantities of natural gas up to the Maximum Daily Quantity (MDQ) tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender at any Point of Receipt on any day a quantity of natural gas in excess of the applicable MDQ set forth on Exhibit A for each such Point of Receipt or Customer’s nomination, if less than the MDQ, or in any year, a cumulative quantity of natural gas in excess of the Maximum Annual Quantity (MAQ) inclusive of the applicable Fuel Reimbursement Quantities. For purposes of this Agreement, the MDQ and MAQ shall be as follows:

Maximum Daily Quantity
January	20,000	MMBtu
February	20,000	MMBtu
March	20,000	MMBtu
April	12,000	MMBtu
May	7,700	MMBtu
June	7,700	MMBtu
July	7,700	MMBtu
August	7,700	MMBtu
September	7,700	MMBtu
October	12,000	MMBtu
November	20,000	MMBtu
December	20,000	MMBtu
1.2	Subject to the terms, conditions and limitations hereof and of Pipeline’s Rate Schedule FTS, Pipeline agrees to transport and deliver to or for Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantities of natural gas received by Pipeline on any day pursuant to Paragraph 1.1 above, less the applicable Fuel Reimbursement Quantities; provided, however, Pipeline shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable MDQ set forth on Exhibit B for each such Point of Delivery or Customer’s nomination, if less than the MDQ.

FTS Contract No. 71658
1.3	To the extent permitted by Pipeline’s FERC Gas Tariff, Fifth Revised Volume No. 1 (hereinafter the “Tariff”), and FERC orders and regulations, Pipeline shall have the right to interrupt service under this Agreement if at any time Customer fails to materially comply with any provision of this Agreement.
ARTICLE II
TERM OF AGREEMENT
2.1	This Agreement shall become effective as of the date first set forth hereinabove written and shall continue through August 31, 2013 (the “Primary Term”). Thereafter, this Agreement shall continue for successive terms of twelve (12) months each (the “Renewal Term”) unless either party gives ninety (90) days written notice to the other party prior to the end of the Primary Term or any twelve (12) month Renewal Term thereafter.

2.2	Termination of this Agreement shall not affect or cancel the obligations, claims, and liabilities then owing by either party to the other.

2.3	Pipeline’s or Customer’s right to terminate this Agreement upon expiration of the Primary Term hereof shall be subject to the pregranted abandonment provision of Section 7 of the General Terms and Conditions of the Tariff.
ARTICLE III
RATE SCHEDULE
3.1	Customer shall pay Pipeline each month for service provided under this Agreement the maximum rates and such other charges as are specified in the Tariff for Rate Schedule FTS, including but not limited to the Annual Charge Adjustment (ACA), the Fuel Reimbursement Charge, Electronic Bulletin Board charges, and penalties.

3.2	Pursuant to Rate Schedule FTS of the Tariff, Pipeline may agree from time to time to collect a rate lower than the maximum rate set forth in the Tariff. Such a discounted rate shall be set forth in Exhibit D or in a separate written agreement.

3.3	The rates and charges provided for under Rate Schedule FTS shall be subject to increase or decrease pursuant to any order issued by the Federal Energy Regulatory Commission in any proceeding initiated by Pipeline or applicable to the services performed hereunder. Customer agrees that Pipeline shall, without any further agreement by Customer, have the right to change from time to time, all or any part of this Agreement, as well as all or any part of Rate Schedule FTS, or the General Terms and Conditions thereof, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Pipeline, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. Nothing contained herein shall prejudice the rights of Customer to contest at any time the changes made pursuant to this Paragraph 3.3, including the right to

FTS Contract No. 71658
contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent proceeding.
ARTICLE IV
POINT(S) OF RECEIPT AND DELIVERY
4.1	Natural gas to be received by Pipeline from or for Customer hereunder shall be delivered at the outlet side of the measuring station(s) at the Point(s) of Receipt set forth in Exhibit A of this Agreement, with the Maximum Daily Quantity and the pressure obligation indicated for each such Point of Receipt.

4.2	Natural gas to be delivered by Pipeline to or for Customer hereunder shall be delivered at the outlet side of the measuring station(s) at the Point(s) of Delivery set forth in Exhibit B of this Agreement, with the Maximum Daily Quantity and the pressure obligation indicated for each such Point of Delivery.
ARTICLE V
CONDITIONS OF SERVICE
5.1	This Agreement and all terms and provisions contained or incorporated herein are subject to Rate Schedule FTS and the General Terms and Conditions of the Tariff on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedule and General Terms and Conditions are incorporated by reference and made a part of this Agreement. Capitalized terms herein shall have the meaning assigned to such terms in the Tariff. In the event of conflict between this Agreement and Pipeline’s Tariff, the Tariff shall control.

5.2	For service hereunder which is subject to 18 C.F.R Section 284.101 (Section 311 transportation), Customer must execute Exhibit C and the affidavits attached thereto, all of which are hereby incorporated by reference and made a part of this Agreement.

5.3	The parties hereto agree that neither party shall be liable to the other for any special, indirect, or consequential damages (including business interruptions) arising out of or in any manner related to this Agreement.
ARTICLE VI
NOTICES
Except as herein otherwise provided or as provided in the General Terms and Conditions of the Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when received by registered, certified, or first class mail, or overnight delivery service (Federal Express, UPS, or U.S. Postal Service) at the address of the parties as follows:

FTS Contract No. 71658

(a) Pipeline:	ENBRIDGE PIPELINES (MIDLA) L.L.C.
Attn: Contract Administration
1100 Louisiana, Suite 3300
Houston, Texas 77002

Telephone No. (713) 821-2000
Facsimile No. (713) 821-3313

(b) Customer:	Enbridge Marketing (US), LP
Attention: Mr. Robert Hall
1100 Louisiana, Suite 3600
Houston, Texas 77002
or such other address as either party shall subsequently designate by formal written notice.
ARTICLE VII
MISCELLANEOUS
7.1	This Agreement constitutes the entire agreement between the parties and no modification, waiver, representation or agreement, oral or otherwise, shall affect the subject matter hereof unless and until such modification, waiver, representation or agreement is reduced to writing and executed by authorized representatives of the parties. No waiver by either Customer or Pipeline of the performance of any of the provisions of this Agreement by the other or the failure to exercise the rights granted to either Customer or Pipeline herein s shall operate or be construed as an implied or express waiver of any future performance by the other party, or right of Customer or Pipeline herein, whether of a like or of a different character.

7.2	This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto.

7.3	The interpretation and performance of this Agreement shall be in accordance with the laws of the State of Texas, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

7.4	As this Firm Transportation Agreement relates to Capacity Release, the Replacement Shipper grants to Midla its permission and approval to notify the Releasing Shipper (even when such Releasing Shipper is an Energy Affiliate of Midla) of certain credit-related information specified under Section 4.12(c) of the General Terms and Conditions of Midla’s FERC Gas Tariff.

7.5	When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto:

Dated	N/A

Dated	N/A

FTS Contract No. 71658
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.
ENBRIDGE PIPELINES (MIDLA) L.L.C.

ATTEST:

By:	/s/ Angela H. Byrd	By:	/s/ Stephen L. Merritt

Angela H. Byrd Contract Administrator		Stephen L. Merritt Vice President
(Printed Name) (Title)		(Printed Name) (Title)

CUSTOMER

ATTEST:

By:	/s/ Bob Hall	By:	/s/ Janet Loy

Bob Hall		Janet Loy President
(Printed Name) (Title)		(Printed Name) (Title)

FTS Contract No. 71658
SERVICE AGREEMENT
(APPLICABLE TO RATE SCHEDULE FTS)
EXHIBIT A
To the Agreement under Rate Schedule FTS between Enbridge Pipelines (Midla) L.L.C. (Pipeline) and Enbridge Marketing (US), LP (Customer) concerning Point(s) of Receipt.
Point(s) of Receipt
          Dated: September 1, 2008

			Maximum Receipt
primary point	Maximum Daily		Pressure
Of Receipt	Receipt Obligation		(psig)
178 (Oak Hill)	Jan-March	500	350
	April	250
	May-Sept	175
	Oct	250
	Nov-Dec	500

179 (Siegan Lane)	Jan-March	8,300	800
	April	4,150
	May-Sept	2,950
	Oct	4,150
	Nov-Dec	8,300

180 (Hammond Hwy)	Jan-March	7,500	800
	April	3,750
	May-Sept	2,625
	Oct	3,750
	Nov-Dec	7,500

181 (Highland Rd)	Jan-March	3,700	800
	April	1,850
	May-Sept	1,295
	Oct	1,850
	Nov-Dec	3,700

Secondary Point of	Maximum Daily Receipt		Maximum Receipt
Receipt	Obligation		Pressure

ALL	N/A		Midla’s maximum allowable operating pressure at point

Signed for Identification

Enbridge Pipelines (Midla) L.L.C.:	/s/ Stephen L. Merritt

Customer:	/s/ Janet Loy

Supersedes Exhibit A Dated:	N/A

FTS Contract No. 71658
SERVICE AGREEMENT
(APPLICABLE TO RATE SCHEDULE FTS)
EXHIBIT B
To the Agreement under Rate Schedule FTS between Enbridge Pipelines (Midla) L.L.C. (Pipeline) and Enbridge Marketing (US), LP (Customer) concerning Point(s) of Delivery.
Point(s) of Delivery
          Dated: September 1, 2008

			Maximum Delivery
Primary Point	Maximum Daily		Pressure
Of Delivery	Delivery Obligation		(psig)
8030 (Oak Hill)	Jan-March	500	100
	April	250
	May-Sept	175
	Oct	250
	Nov-Dec	500

8021 (Siegan Lane)	Jan-March	8,300	100
	April	4,150
	May-Sept	2,950
	Oct	4,150
	Nov-Dec	8,300

8073 (Hammond Hwy)	Jan-March	7,500	150
	April	3,750
	May-Sept	2,625
	Oct	3,750
	Nov-Dec	7,500

8056 (Highland Rd)	Jan-March	3,700	100
	April	1,850
	May-Sept	1,295
	Oct	1,850
	Nov-Dec	3,700

Secondary Point of	Maximum Daily Delivery		Maximum Delivery
Delivery	Obligation		Pressure

ALL	N/A		Midla’s maximum allowable operating pressure at point

Signed for Identification

Enbridge Pipelines (Midla) L.L.C.:	/s/ Stephen L. Merritt

Customer:	/s/ Janet Loy

Supersedes Exhibit A Dated:	N/A

FTS Contract No. 71658
SERVICE AGREEMENT
(APPLICABLE TO RATE SCHEDULE FTS)
EXHIBIT C
To the Agreement under Rate Schedule FTS between Enbridge Pipelines (Midla) L.L.C. (Pipeline) and Enbridge Marketing (US), LP (Customer) concerning “on behalf of” entity(ies).
“On Behalf of” Entity(ies)
          Dated: N/A

Name	Type

Customer warrants that the transportation by Pipeline hereunder will be “on behalf of” the above listed entity(ies) and in full compliance with Section 311 of the Natural Gas Policy Act of 1978 (NGPA) and FERC Order No. 525 et seq. Customer shall indemnify and hold Pipeline harmless from any and all liability arising from any acts and omissions or material representations of Customer in connection with or related to Pipeline’s service under Section 311 of the NGPA. Customer shall not cause gas to be delivered to Pipeline for transportation “on behalf of” any other entity until such time as this Exhibit C has been amended to reflect the addition of such entity.

Signed for Identification

Enbridge Pipelines (Midla) L.L.C.:	/s/ Stephen L. Merritt

Customer:	/s/ Janet Loy

Supersedes Exhibit C Dated:	N/A

FTS Contract No. 71658
SERVICE AGREEMENT
(APPLICABLE TO RATE SCHEDULE FTS)
EXHIBIT D
To the Agreement under Rate Schedule FTS between Enbridge Pipelines (Midla) L.L.C. (Pipeline) and Enbridge Marketing (US), LP (Customer) concerning discount information.
Discount Information
Dated: September 1, 2008
Discounted Transportation Rate: $2.00 — Discount applies only to reservation rate. All other rate and charges apply as specified in the tariff.

Discounted Rate Effective:	From: September 1, 2008	To: August 31, 2013

___ Evergreen:	___ Year-to-Year
___ Month-to-Month
Condition for Discounted Transportation Rate (check applicable condition(s)):
☑	Discounted Transportation Rate applicable to specified quantities under Shipper’s Service Contract(s):

January	20,000	MMBtu
February	20,000	MMBtu
March	20,000	MMBtu
April	12,000	MMBtu
May	7,700	MMBtu
June	7,700	MMBtu
July	7,700	MMBtu
August	7,700	MMBtu
September	7,700	MMBtu
October	12,000	MMBtu
November	20,000	MMBtu
December	20,000	MMBtu
☐	Discounted Transportation Rate applicable to specified quantities above or below a certain level or all quantities if quantities exceed a certain level:
Discounted Transportation Rate applicable to
MMBtu above/below                      MMBtu
or
☐	Discounted Transportation Rate applicable in a specified relationship to quantities actually transported:

FTS Contract No. 71658
Adjustment in Transportation Rate:
(based on                      MMBtu actually transported)
☐	Discounted Transportation Rate applicable to specified quantities during specified periods of time or during specified periods of the year:
                     MMBtu for the following time period(s):
☐	Discounted Transportation Rate applicable to specified quantities at specific Point(s) of Receipt or Point(s) of Delivery or other geographical locations:
Point(s) of Receipt:
Point(s) of Delivery:
Other geographical locations:
☐	Discounted Transportation Rate applicable to production reserves committed or dedicated by Shipper:
Production Reserves:                      Field
☐	Discounted Transportation Rate based on published index prices for specific Point(s) of Receipt and/or Point(s) of Delivery or other agreed-upon published pricing reference points (based upon the differential between published prices or arrived at by formula):
Index Price(s):
  _________________
____ Differential between Index Prices
or
____ Formula:
In no event shall the discounted rate established as set forth above exceed the otherwise applicable maximum lawful rate.

Signed for Identification

Enbridge Pipelines (Midla) L.L.C.:	/s/ Stephen L. Merritt

Customer:	/s/ Janet Loy

Supersedes Exhibit D Dated:	N/A